                                                                               .
                                                                               .
                                                                               .

                            MONTHLY OPERATING REPORT
                                   CHAPTER 11

CASE NAMES: Torch Express, LLC (05-10140)

FOR PERIOD:  3/1/2005 to 3/31/2005


                   Previously
Form Attached        Waived        Required Reports/Documents
-------------        ------        --------------------------
    ( X )             ( )          Comparative Balance Sheet (Form 2-B)

    ( X )             ( )          Profit and Loss Statement (Form 2-C)

    ( X )             ( )          Cash Receipts & Disbursements Statement (Form 2-D)

    ( X )             ( )          Supporting Schedules (Form 2-E)

    ( X )             ( )          Narrative (Form 2-F)

    ( X )             ( )          Copies of Bank Statements and Reconciliations of Bank
                                   Balance to Book Balance for all Accounts

I declare under penalty of perjury that the following Monthly Operating Report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Date: 4/25/2005                    By: /s/ Lyle G. Stockstill
                                       -----------------------------------------
                                       (Lyle G. Stockstill - Chairman and
                                       Chief Executive Officer)

                           COMPARATIVE BALANCE SHEET

CASE NAMES: Torch Express, LLC (05-10140)

                                                                          UNCONSOLIDATED AND UNAUDITED
                                                         ------------------------------------------------------------------
                                                             AS OF            AS OF           AS OF             AS OF
                                                            1/7/2005         1/31/2005       2/28/2005         3/31/2005
                                                         ----------------  --------------  ---------------   --------------
ASSETS

    CURRENT ASSETS:
      Cash                                                              -               -                -                -
      Accounts receivable-
             Trade, Net                                      1,609,199.56    1,609,199.56     1,609,199.56     1,609,199.69
             Other                                                      -               -                -                -
    Costs and estimated earnings in excess of
    billings on uncompleted contracts                                   -               -                -                -
    Prepaid expenses and other                                 569,241.45      426,603.19       364,661.41       550,520.07
                                                         ----------------  --------------  ---------------   --------------

             Total current assets                            2,178,441.01    2,035,802.75     1,973,860.97     2,159,719.76
                                                         ================  ==============  ===============   ==============

    PROPERTY AND EQUIPMENT, at cost                        113,029,457.70  113,029,457.70   113,029,457.70   113,031,100.85
         Less: Accumulated Depreciation                        405,958.00      715,820.02     1,073,730.03     1,431,640.04
                                                         ----------------  --------------  ---------------   --------------
    NET PROPERTY AND EQUIPMENT                             112,623,499.70  112,313,637.68   111,955,727.67   111,599,460.81
                                                         ----------------  --------------  ---------------   --------------

    DEFERRED DRYDOCKING CHARGES                                         -               -                -                -

    OTHER ASSETS                                                        -               -                -                -
                                                         ----------------  --------------  ---------------   --------------

             Total assets                                  114,801,940.71  114,349,440.43   113,929,588.64   113,759,180.57
                                                         ================  ==============  ===============   ==============
LIABILITIES AND STOCKHOLDERS' EQUITY

    POST-PETITION LIABILITIES
      Accounts payable - trade                                          -       29,001.82        28,902.19        35,633.48
      Due to Torch Offshore, Inc.                                       -               -       137,129.03       623,684.29
      Accrued expenses                                                  -               -       151,908.96       158,976.33
      Other                                                             -          522.00                -                -
                                                         ----------------  --------------  ---------------   --------------
    TOTAL POST-PETITION LIABILITIES                                     -       29,523.82       317,940.18       818,294.10
                                                         ----------------  --------------  ---------------   --------------

    PRE-PETITION LIABILITIES - SUBJECT TO COMPROMISE

      Accounts payable - trade                               3,943,142.69    3,943,142.69     3,943,142.69     3,943,142.69
      Due to Torch Offshore, Inc.                          110,858,798.02  110,858,798.02  110,858,798.02    110,858,798.02
      Accrued expenses                                                  -               -                -                -
      Accrued payroll and related taxes                                 -               -                -                -
      Financed insurance premiums                                       -               -                -                -
      Billings in excess of costs and estimated
        earnings on unbilled contracts                                  -               -                -                -
                                                         ----------------  --------------  ---------------   --------------
             Total pre-petition current liabilities        114,801,940.71  114,801,940.71   114,801,940.71   114,801,940.71
                                                         ----------------  --------------  ---------------   --------------
    PRE-PETITION LIABILITIES - SUBJECT TO COMPROMISE

      Long-term debt, less current portion                              -               -                -                -
      Other long-term liabilities                                       -               -                -                -
                                                         ----------------  --------------  ---------------   --------------
             Total pre-petition long-term liabilities                   -               -                -                -
                                                         ----------------  --------------  ---------------   --------------

             Total liabilities                             114,801,940.71  114,831,464.53   115,119,880.89   115,620,234.81
                                                         ================  ==============  ===============   ==============

    STOCKHOLDERS' EQUITY:
      Common stock                                                      -               -                -                -
      Preferred stock                                                   -               -                -                -
      Paid-in-capital                                                   -               -                -                -
      Retained earnings
             Through filing date                                        -               -                -                -
             Post filing date                                           -     (482,024.10)   (1,190,292.25)   (1,861,054.24)
                                                         ----------------  --------------  ---------------   --------------
             Total stockholders' equity                                 -     (482,024.10)   (1,190,292.25)   (1,861,054.24)
                                                         ----------------  --------------  ---------------   --------------
             Total liabilities and stockholders' equity    114,801,940.71  114,349,440.43   113,929,588.64   113,759,180.57
                                                         ================  ==============  ===============   ==============

                                                                        FORM 2-B

                           PROFIT AND LOSS STATEMENT

CASE NAMES: Torch Express, LLC (05-10140)

                                                        UNCONSOLIDATED AND UNAUDITED
                                            ------------------------------------------------------------------
                                                 PERIOD OF               PERIOD OF              PERIOD OF
                                              1/8/05 - 1/31/05       2/1/05 - 2/28/05       3/1/05 - 3/31/05
                                            ------------------      -----------------       -------------------
REVENUES                                                  -                        -                    -

COST OF REVENUES

    Cost of Sales                                172,162.10               350,358.15           312,851.98

                                                -----------              -----------          -----------
GROSS PROFIT (DEFICIT)                          (172,162.10)             (350,358.15)         (312,851.98)
                                                -----------              -----------          -----------

    Depreciation & Amortization                  309,862.00               357,910.00           357,910.01

    General and Administrative Expenses                   -                        -                    -

    Other Operating Cost                                  -                        -                    -
                                                ===========              ===========           ==========

        TOTAL COST OF REVENUES                   309,862.00               357,910.00           357,910.01
                                                ===========              ===========          ===========

OPERATING INCOME (LOSS)                         (482,024.10)             (708,268.15)         (670,761.99)
                                                ===========             ============         ============

OTHER INCOME (EXPENSE)
    Interest expense                                      -                        -                    -
    Interest income                                       -                        -                    -
                                                -----------             ------------         ------------
      Total other income (expense)                        -                        -                    -
                                                -----------             ------------         ------------

INCOME (LOSS) BEFORE INCOME TAXES               (482,024.10)             (708,268.15)         (670,761.99)
                                                ===========             ============         ============
INCOME TAX EXPENSE                                        -                        -                    -
                                                ===========             ============         ============

NET INCOME (LOSS)                               (482,024.10)             (708,268.15)         (670,761.99)
                                                ===========             ============         ============

                                                                        FORM 2-C

                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Express, LLC (05-10140)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH RECONCILIATION

1. Beginning Cash Balance                      -
                                     -----------

2. Cash Receipts            168.00
                           -------

3. Cash Disbursements       168.00
                           -------

4. Net Cash Flow                               -
                                     -----------

                                     -----------
5. Ending Cash Balance                         -
                                     ===========

CASH SUMMARY - ENDING BALANCE

Account Name              Account #    Amount  Financial Institution
---------------------   ------------  -------  ---------------------------------
Operating Account, DIP  41-0520-8041        -  Regions Bank

                                      -------
                        Total               -
                                      =======

                                                                        FORM 2-D

                             QUARTERLY FEE SUMMARY

CASE NAMES: Torch Express, LLC (05-10140)

                   CASH DISBURSEMENTS
                   ------------------
                   Torch Express, LLC
Payment Date           (05-10140)        Check No.      Date
----------------   ------------------  ------------  ----------
January                       -
February                      -
March                    168.00
                   ------------
Total 1st Quarter        168.00
                   ------------

Quarterly Fee Due  $     250.00          000931      4/21/2005
                   ------------

April
May
June
                   ------------
Total 2nd Quarter             -
                   ------------
Quarterly Fee Due
                   ------------

July
August
September
                   ------------
Total 3rd Quarter             -
                   ------------
Quarterly Fee Due
                   ------------

October
November
December
                   ------------
Total 4th Quarter             -
                   ------------
Quarterly Fee Due
                   ------------

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Express, LLC (05-10140)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH RECEIPTS JOURNAL

  Date           Account           Amount       Description (Source)
---------  ----------------------  ------  -------------------------------------
3/24/2005  Operation Account, DIP  168.00       Deposit
                                   ------
           Total Cash Receipts     168.00
                                   ======

                                                                        FORM 2-D

                    CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Express, LLC (05-10140)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH DISBURSEMENTS JOURNAL

  Date     Check No.           Payee              Amount    Description (Source)
---------  ---------  -------------------------  --------  ---------------------
3/30/2005     n/a      TOL - Operation Account     168.00  Intercompany Transfer
                                                 --------
                       Total Cash Disbursements    168.00
                                                 ========

                                                                        FORM 2-D

                              SUPPORTING SCHEDULES

CASE NAMES: Torch Express, LLC (05-10140)

FOR PERIOD: 3/1/2005 to 3/31/2005

POST-PETITION ACCOUNTS PAYABLE AGING REPORT

                         Type                0-30      31-60    61-90  Over 90
-----------------------------------------  ---------  --------  -----  ---------
Vendor 003 / A R T  CATERING, INC           8,417.56      -       -       -
Vendor 026 / BAKER LYMAN AND CO., INC          38.92      -       -       -
Vendor 036 / BOLAND MARINE                 14,000.00      -       -       -
Vendor 950 / C.E.D., INC                      117.00      -       -       -
Vendor 2427 / STRATOS OFFSHORE SERVICE     11,934.66      -       -       -
Vendor 2515 / RONALD JONES                    520.91      -       -       -
Vendor 2692 / VENTURE TRANSPORT LOGISTICS     486.78      -       -       -
Vendor 2979 / CECIL TRENT HAMM                117.65      -       -       -
                                           ---------  --------  -----  ---------
                                           35,633.48      -       -       -
                                           =========  ========  =====  =========

                                                                        FORM 2-E

                              SUPPORTING SCHEDULES

CASE NAMES: Torch Express, LLC (05-10140)

FOR PERIOD: 3/1/2005 to 3/31/2005

ACCOUNTS RECEIVABLE AGING REPORT

         Account Name            0-30       31-60      61-90       Over 90
----------------------------  ----------  ---------  ----------  ------------
Energy Partners Ltd. (EPL)             -  12,387.13  143,940.08  1,452,872.48
                              ----------  ---------  ----------  ------------
Total Receivables at 3/31/05           -  12,387.13  143,940.08  1,452,872.48
                              ==========  =========  ==========  ============

                                                                        FORM 2-E

                              SUPPORTING SCHEDULES

CASE NAMES: Torch Express, LLC (05-10140)

FOR PERIOD: 3/1/2005 to 3/31/2005

INSURANCE SCHEDULE

      Type                           Carrier/Agent                Coverage ($)     Date of Expiration  Premium Paid
----------------------   --------------------------------------  ---------------   ------------------  ------------
Worker's Compensation    LA Workers Comp Corp                    $     1,000,000       1/26/06

General Liability        Steadfast Ins. Co.                      $     2,000,000       8/14/05

Property (Fire, Theft)   LA Insurance Underwriter Association    $       146,000       7/13/05

Vehicle                  American Guarantee and Liability        $     1,000,000       8/14/05

Excess                   XL Specialty Fireman's Fund Navigators  $    14,000,000       6/30/05

Primary Hull             XL Specialty                                    Various       6/30/05

Excess Hull              GCM Underwriting Pool                           Various       6/30/05

Protection & Indemnity   American Steamship Owners Mutual P&I    $     2,000,000       2/20/06
                         Association, Inc.

Pollution Liability      Water Quality Insurance Syndicate       $     5,000,000       4/10/05

Equipment Floater        Commonwealth Insurance Co. of America   $     9,493,579       4/10/05

                                                                        FORM 2-E

Case Name: Torch Express, L.L.C.         Case Number: 05-10137

                               NARRATIVE STATEMENT

                   For Period March 1, 2005 to March 31, 2005

Please provide a brief description of the significant business and legal action by the debtor, its creditors or the court during the reporting period. Comments should include any change in bank accounts, explanation of extraordinary expenses and purposes of any new post-petition financing. Comments should also include debtor's efforts during the month to rehabilitate the business and to develop a plan.

Torch Express, L.L.C. (the "Company") is working on a strategy for its plan of reorganization.